EXHIBIT 99.3

                   INTRODUCTION TO UNADITED PRO FORMA COMBINED
                              FINANCIAL INFORMATION

      The following unaudited pro forma combined financial information have been prepared to give effect to the combination of RCG Companies Incorporated ("RCG") and Farequest Holdings, Inc. ("Farequest") accounted for in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations," which is referred to as SFAS 141. The merger consideration has been allocated on a preliminary basis to assets acquired and liabilities assumed based on information that was available to management at the time these pro forma financial statements were prepared. The adjustments to the unaudited pro forma combined financial statements are subject to change pending a final analysis of the total purchase price and the fair value of the assets acquired and liabilities assumed. The impact of these changes could be material.

      The unaudited pro forma combined balance sheet as of December 31, 2004 combines the historical consolidated balance sheets of RCG and Farequest as of that date and gives effect to the merger as if it had occurred on December 31, 2004. Estimates of acquisition liabilities relating to the integration of RCG and Farequest operations are not reflected in the unaudited pro forma combined balance sheet as the integration plans have not been finalized.

      The unaudited pro forma combined statements of operations for the six months ended December 31, 2004, and the year ended June 30, 2004 gives pro forma effect to the merger as if the merger had occurred on the first day of the periods presented. Potential cost savings from combining the operations have not been reflected in the unaudited pro forma combined statements of operations as there can be no assurance that any such cost savings will occur.

      The unaudited pro forma combined financial information is based upon available information and upon certain estimates and assumptions that are believed to be reasonable. These estimates and assumptions are preliminary and have been made solely for the purposes of developing these pro forma combined financial statements. Unaudited pro forma combined financial statements are presented for illustrative purposes only and do not purport to be indicative of the results of operations or financial position of the combined company that would actually have been achieved had the transaction been completed for the period presented, or that may be obtained in the future. These unaudited pro forma combined financial statements are based upon the respective historical consolidated financial statements of RCG and Farequest and notes thereto, which are included in or incorporated into this proxy statement by reference. The pro forma financial information should be read in conjunction with the audited and unaudited historical financial statements of RCG and Farequest and related notes thereto.


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

                   RCG Companies Incorporated and Subsidiaries
                 UNADITED PRO FORMA COMBINED BALANCE SHEET DATA
                              AT DECEMBER 31, 2004
                                 (In thousands)

                                                                   RCG        Farequest
                                                                Companies      Holdings,       Pro Forma       RCG
                                                               Incorporated       Inc.        Adjustments    Pro Forma
                                                              -------------- -------------- --------------- ------------
                           ASSETS
Cash and cash equivalents ............................   $      1,163    $          6                    $      1,169
Restricted cash ......................................          7,279              --                           7,279
Accounts receivable, net .............................          1,353             241                           1,594
Prepaid expenses .....................................          1,858              89                           1,947
                                                         ------------    ------------    ------------    ------------
          Total current assets .......................         11,653             336                          11,989

Property and equipment, net ..........................            853           1,007                           1,860
Deferred costs and other assets ......................             49             333                             382
Net non-current assets of discontinued operations ....            376              --                             376
Goodwill and other intangible assets .................         18,005           1,630    $     30,740          50,375
                                                         ------------    ------------    ------------    ------------
         Total assets ................................   $     30,936    $      3,306    $     30,740    $     64,982
                                                         ============    ============    ============    ============

            LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable and other obligations-current portion ..   $      3,949    $        536    $      6,038    $     10,523
Accounts payable and accrued expenses ................         11,959             955           1,200          14,114
Net non-current liabilities of discontinued operations          4,478              --                           4,478
Unearned income ......................................          6,296              35                           6,331
                                                         ------------    ------------    ------------    ------------
         Total current liabilities ...................         26,682           1,526           7,238          35,446

Warrant obligations ..................................          1,593              --                           1,593
Notes payable and other obligations ..................          4,847           1,218                           6,065
                                                         ------------    ------------    ------------    ------------
         Total liabilities ...........................         33,122           2,744           7,238          43,104
Commitments and Contingencies
Shareholders' equity:
     Preferred stock .................................             --              --              15              15
     Common stock ....................................            896              --              48             944
     Additional paid-in capital ......................        125,461           5,877          18,124         149,462
     Accumulated deficit .............................       (127,911)         (5,315)          5,315        (127,911)
     Treasury stock at cost ..........................           (632)             --                            (632)
                                                         ------------    ------------    ------------    ------------
         Total shareholders' equity ..................         (2,186)            562          23,502          21,878

         Total liabilities and shareholders' equity ..   $     30,936    $      3,306    $     30,740    $     64,982
                                                         ============    ============    ============    ============


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

                   RCG Companies Incorporated and Subsidiaries
                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED DECEMBER 31,
                     2004 (In thousands, except share data)

                                                           RCG
                                                        Companies       Farequest       Pro Forma          RCG
                                                       Incorporated   Holdings, Inc.    Adjustments     Pro Forma
                                                       ------------    ------------    ------------    ------------
Revenue:
Services ...........................................   $     41,341    $      2,394                    $     43,735
Product sales ......................................          7,369              --                           7,369
                                                       ------------    ------------    ------------    ------------
         Total revenue .............................         48,710           2,394                          51,104
                                                       ------------    ------------    ------------    ------------
Cost of revenue:
Services ...........................................         41,349             164                          41,513
Product sales ......................................          6,520              --                           6,520
                                                       ------------    ------------    ------------    ------------
         Total cost of revenue .....................         47,869             164                          48,033
                                                       ------------    ------------    ------------    ------------

         Gross profit ..............................            841           2,230                           3,071
                                                       ------------    ------------    ------------    ------------

Selling, general and administrative expenses .......          7,598           4,698                          12,296
Depreciation and amortization ......................            221             281                             502
                                                       ------------    ------------    ------------    ------------
         Operating costs and expenses ..............          7,819           4,979                          12,798
                                                       ------------    ------------    ------------    ------------

         Operating loss ............................         (6,978)         (2,749)                         (9,727)

Interest expense, net ..............................            335             104      [B1]   121             560
Other expense ......................................            325              --                             325
                                                       ------------    ------------    ------------    ------------
Loss from continuing operations before extraordinary
 items .............................................         (7,638)         (2,853)            121         (10,612)
   Gain on debt restructuring ......................          2,257              --                           2,257
                                                       ------------    ------------    ------------    ------------
        Loss from continuing operations ............   $     (5,381)   $     (2,853)            121    $     (8,355)
                                                       ============    ============    ============    ============

Basic and diluted loss per share:
     Loss from continuing operations ...............   $      (0.25)             NA                    $      (0.32)
                                                       ============    ============    ============    ============

Weighted average shares outstanding ................     21,419,404              NA       4,779,196      26,198,600
                                                       ============    ============    ============    ============


      See Notes to Unaudited Pro Forma Consolidated Financial Information.


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

                   RCG Companies Incorporated and Subsidiaries
                           UNADITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004
                        (In thousands, except share data)

                                                   RCG          Farequest
                                                Companies       Holdings,      Pro Forma           RCG
                                               Incorporated        Inc.        Adjustments      Pro Forma
                                               ------------    ------------    ------------    ------------
Revenue:
Services ...................................   $    165,765    $      3,033                    $    168,798
Product sales ..............................         15,042              --                          15,042
                                               ------------    ------------    ------------    ------------
         Total revenue .....................        180,807           3,033                         183,840
                                               ------------    ------------    ------------    ------------
Cost of revenue:
Services ...................................        154,812             643                         155,455
Product sales ..............................         13,244              --                          13,244
                                               ------------    ------------    ------------    ------------
         Total cost of revenue .............        168,056             643                         168,699
                                               ------------    ------------    ------------    ------------

         Gross profit ......................         12,751           2,390                          15,141
                                               ------------    ------------    ------------    ------------

Selling, general and administrative expenses         18,637           4,667                          23,304
Depreciation and amortization ..............            810             152                             962
Goodwill impairment ........................          1,199              --                           1,199
                                               ------------    ------------    ------------    ------------
         Operating costs and expenses ......         20,646           4,819                          25,465
                                               ------------    ------------    ------------    ------------

         Operating loss ....................         (7,895)         (2,429)                        (10,324)

Interest expense, net ......................            842              33             242           1,117
Gain on investments, net ...................           (120)             --                            (120)
Other income ...............................            (95)             --                             (95)
                                               ------------    ------------    ------------    ------------
         Loss from continuing operations ...   $     (8,522)   $     (2,462)            242    $    (11,226)
                                               ============    ============    ============    ============

Basic and diluted loss per share:
     Loss from continuing operations .......   $      (0.51)             NA                    $      (0.52)
                                               ============    ============    ============    ============

Weighted average shares outstanding ........     16,799,540              NA       4,779,196      21,578,736
                                               ============    ============    ============    ============


      See Notes to Unaudited Pro Forma Consolidated Financial Information.


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

                   RCG Companies Incorporated and Subsidiaries
                    NOTES TO UNADITED PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION


RCG has allocated the purchase price to the estimated fair value of the net assets acquired and liabilities assumed as follows:

                                                       (In thousands, except share data)

                                                                        RCG Fair                    Pro Forma
                                                        Farequest        Value                      Adjustments
                                                      ------------    ------------   ------------   ------------
                          ASSETS
Cash and cash equivalents .........................   $          6    $          6
Accounts receivable, net ..........................            241             241
Prepaid expenses ..................................             89              89
                                                      ------------    ------------   ------------   ------------
          Total current assets ....................            336             336

Property and equipment, net .......................          1,007           1,007
Deferred costs and other assets ...................            333             333
Goodwill and other intangible assets ..............          1,630          32,370           [A4]         30,740
                                                      ------------    ------------   ------------   ------------
         Total assets .............................   $      3,306    $     34,046                  $     30,740
                                                      ============    ============   ============   ============

           LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable and other obligations-current portion
                                                      $        536    $      6,574           [A2]   $      6,038
Accounts payable and accrued expenses .............            955           2,155           [A3]          1,200
Unearned income ...................................             35              35
                                                      ------------    ------------   ------------   ------------
         Total current liabilities ................          1,526           8,764                         7,238

Notes payable and other obligations ...............          1,218           1,218                            --
                                                      ------------    ------------   ------------   ------------
         Total liabilities ........................          2,744           9,982                         7,238

Shareholders' equity:
     Preferred stock ..............................             --              15           [A2]             15
     Common stock .................................             --              48           [A2]             48
     Additional paid-in capital ...................          5,877          24,001           [A2]         18,124
     Accumulated deficit ..........................         (5,315)             --                         5,315
                                                      ------------    ------------   ------------   ------------
         Total shareholders' equity ...............            562          24,064                        23,502

         Total liabilities and shareholders' equity   $      3,306    $     34,046                  $     30,740
                                                      ============    ============   ============   ============

      See Notes to Unaudited Pro Forma Consolidated Financial Information.


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

                   RCG Companies Incorporated and Subsidiaries
                    NOTES TO UNADITED PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION


A1 The total purchase price, based on a RCG share price of $1.20, which approximates RCG's trading average since the acquisition was announced on November 30, 2004, and the closing of the acquisition are summarized as follows:

                                                                                (In thousands)
Calculation of purchase price:
Issuance of 4,779,196 RCG Common Shares                                         $        5,736

Issuance of 1,527,389 RCG  Series B Convertible Preferred Shares;
     Convertible ratio of 1 preferred Share for 10 RCG Common Share                     18,328

Promissory Note payable within one year of the effective time issuance                   6,038
                                                                                --------------

      Total consideration                                                               30,102

Assumption of Farequest notes payable                                                    1,754

Assumption of Farequest accounts payable, accrued expenses,
  And deferred revenue                                                                     990

Estimated fees and other expenses related to the acquisition                             1,200
                                                                                --------------

       Total purchase price                                                     $       34,046
                                                                                ==============

The following is a calculation of the estimated fees and other expenses related to the merger:

                                                                                (In thousands)
Advisory fees                                                                   $          900
Legal, accounting and other fees                                                           300
                                                                                --------------
   Total estimated fees and other expenses related to the merger                $        1,200
                                                                                ==============


A2 Represents adjustment to historical shareholders' equity to reflect the issuance of 4,779,196 RCG Common shares at an estimated $1.20 per share, issuance of 1,527,389 RCG Series B Convertible Preferred shares (convertible to 10 shares of Common for each Preferred) at $1.20 per share assumed conversion to Common, and the issuance of a $6,038,000 Promissory Note in exchange for100% of the outstanding Common Stock of Farequest.

                   RCG Companies Incorporated and Subsidiaries
                    NOTES TO UNADITED PRO FORMA CONSOLIDATED
                       FINANCIAL INFORMATION--(Continued)


A3 Represents the estimated fees and other expenses related to the acquisition.

A4 The acquisition is accounted for under the purchase method of accounting. The allocation of the purchase price is based upon the estimated fair value of assets acquired and liabilities assumed. The Company is in the process of determining the final valuation of these values. Accordingly, certain of the purchase price allocations reflected in the Pro Forma Statements are preliminary and may differ from the final allocation of the purchase price and any such differences may be material.

B1 Reflects the recording of interest related to the $6,038,000 Promissory Note.



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